STOCK PURCHASE AGREEMENT

BETWEEN

FINDEX.COM, INC.

AND

BARRON PARTNERS, LP

DATED

JULY 19, 2004

STOCK PURCHASE AGREEMENT

        This STOCK PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of the 19th day of July, 2004 by and among Findex.com, Inc., a corporation organized and existing under the laws of the State of Nevada (“Findex” or the “Company”), and Barron Partners, LP, a limited partnership organized under the laws of the State of Delaware (hereinafter referred to as the “Investor”).

PRELIMINARY STATEMENT:

        WHEREAS, the Investor wishes to purchase, upon the terms and subject to the conditions of this Agreement, a certain number of shares of the common stock of the Company together with the right to purchase certain additional shares of such common stock in the future; and

        WHEREAS, the parties intend to memorialize the purchase and sale of such securities;

        NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

INCORPORATION BY REFERENCE, SUPERSEDER AND DEFINITIONS

1.1 Incorporation by Reference. The foregoing recitals, the schedules and the exhibits attached hereto and referred to herein, are hereby acknowledged to be true and accurate, and are incorporated herein by this reference.

1.2 Superseder. This Agreement, to the extent that it is inconsistent with any other instrument or understanding among the parties governing the affairs of the Company, shall supersede such instrument or understanding to the fullest extent permitted by law. A copy of this Agreement shall be filed at the Company’s principal office.

1.3 Certain Definitions. For purposes of this Agreement, the following capitalized terms shall have the following meanings (all capitalized terms used in this Agreement that are not defined in this Article 1 shall have the meanings set forth elsewhere in this Agreement):

        1.3.1 "1933 Act" means the Securities Act of 1933, as amended.

        1.3.2 "1934 Act" means the Securities Exchange Act of 1934, as amended.

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

        1.3.3 “Affiliate” means a Person or Persons directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Person(s) in question. The term “control,” as used in the immediately preceding sentence, means, with respect to a Person that is a corporation, the right to the exercise, directly or indirectly, more than 50 percent of the voting rights attributable to the shares of such controlled corporation and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such controlled Person.

        1.3.4 “Common Stock” means the common stock of the Company, par value $0.001 per share.

        1.3.5 "Insider" shall mean any officer or director of the Company.

        1.3.6 “Material Adverse Effect” shall mean any adverse effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material obligations under this Agreement or the Registration Rights Agreement or to perform its obligations under any other material agreement.

        1.3.7 “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

        1.3.8 "SEC" means the United States Securities and Exchange Commission.

        1.3.9 “SEC Documents” shall mean the Company’s latest SEC Form 10-K or 10-KSB as of the time in question, all SEC Forms 10-Q or 10-QSB and 8-K filed thereafter, and the definitive proxy statement for its latest fiscal year as of the time in question until such time as the Company no longer has any obligations under the Registration Rights Agreement.

ARTICLE II

SALE AND PURCHASE OF SECURITIES

2.1 Sale of Securities. Upon the terms and subject to the conditions set forth herein, and as of the Closing Date, the Company agrees to issue and sell, and the Investor agrees to purchase, the following securities (collectively, the “Securities”):

(i)	Twenty-one million eight-hundred seventy-five thousand (21,875,000) restricted shares of Common Stock (the “Purchase Shares”), at a price per share of $0.08, for a total purchase price (the “Purchase Price”) of one million seven hundred fifty thousand dollars ($1,750,000);

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

(ii)	a warrant to purchase up to ten million nine hundred and thirty-seven thousand (10,937,500) shares of Common Stock (the “Warrant A Shares”), such warrant to be exercisable at a price of $0.18 per share (as may be adjusted from time to time) for a period of up to five (5) years, and to be in the form annexed hereto as Exhibit A (“Warrant A”); and

(iii)	a warrant to purchase up to ten million nine hundred and thirty-seven thousand (10,937,500) shares of Common Stock (the “Warrant B Shares”, and, together with the Warrant A Shares, the “Warrant Shares”), such warrant to be exercisable at a price of $0.60 per share (as may be adjusted from time to time) for a period of up to five (5) years, and to be in the form annexed hereto as Exhibit B (“Warrant B”, and, together with Warrant A, the “Warrants”).

2.2 Registration Rights. Each of the Purchase Shares and the Warrant Shares shall be subject to the registration rights agreement annexed hereto as Exhibit C (the “Registration Rights Agreement”) in accordance with its terms.

ARTICLE II

EXECUTION, DELIVERY OF PURCHASE PRICE,

CLOSING DATE AND DELIVERABLES

3.1 Execution of Agreement and Delivery of Purchase Price. Upon the date hereof, and execution by each of the respective parties hereto, this Agreement shall immediately be faxed by each party to the other party with an original being forwarded by overnite courier. The Purchase Price shall be delivered by same day messenger/courier upon the date hereof to Membrado & Montell, LLP, counsel for the Company, as escrow agent for this limited purpose (“Escrow Agent”), at 535 West 34th Street, Suite 201, New York, NY 10001. The Purchase Price shall be payable in United States Dollars in the form of a check drawn on the account of Barron Partners, LP (or its affiliate) and made payable to Escrow Agent.

3.2 Closing Date The closing of the transactions contemplated by this Agreement (the “Closing”) shall be accomplished by way of telefax with originals by overnite courier on July 20, 2004 or such other date thereafter as may be mutually agreed by the parties in writing following clearance of the Purchase Price funds in the account of Escrow Agent (the “Closing Date”).

3.3 Deliveries by the Company. In addition to and without limiting any other provision of this Agreement, the Company agrees to deliver, or cause to be delivered, to the Investor, the following:

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

(a)	At Closing, a copy of a correspondence from the Company to Continental Stock Transfer & Trust Company (“CSTTC”), dated as of the Closing Date, instructing CSTTC to issue in the name of the Investor an original stock certificate, appropriately legended, representing the Purchase Shares (the “Purchase Share Certificate”)

(b)	Within seven (7) business days following the Closing Date, the duly issued Purchase Share Certificate;

(c)	Within two (2) business days following satisfaction of the covenant of the Company contained in Section 6.2 hereof to (i) cause to be authorized by its shareholders an increase in the number of shares of Common Stock sufficient to provide the Company with the authorized shares so as to be able to duly issue the Warrant Shares, and (ii) to thereafter amend its articles of incorporation as required to effect such increase, an executed (by the Company) original Warrant A and Warrant B, in each case issued in the name of the Investor;

(d)	At Closing, an executed (by the Company) original Registration Rights Agreement;

(e)	At Closing, an officer’s certificate indicating that the provisions of Paragraphs 6.6, 6.7, and 6.8 herein have been satisfied or commenced, as appropriate; and

(f)	Within ten (10) business days following receipt by the Company from the Investor of written notice of the amount of due diligence expense reimbursement owing to the Investor pursuant to Section 5.12 hereof, a check for such amount;

(g)	At Closing, such other documents or certificates as shall be reasonably requested by the Investor or its counsel not inconsistent with the terms of this Agreement.

3.4 Deliveries by Investor. In addition to and without limiting any other provision of this Agreement, the Investor agrees to deliver, or cause to be delivered, to the Company, as appropriate, the following:

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

(a)	At or prior to Closing, an executed (by the Investor) original Investor Questionnaire in the form annexed hereto as Exhibit D (the “Investor Questionnaire”) completed in such a way so as not to be inconsistent with the Investor’s representation contained in Section 5.5 hereof;

(b)	At or prior to Closing, an executed (by the Investor) original Registration Rights Agreement; and

(c)	At Closing, such other documents or certificates as shall be reasonably requested by the Company or its counsel not inconsistent with the terms of this Agreement.

3.5 Deliveries By The Escrow Agent. Upon the Closing Date, the Escrow Agent shall forward the Purchase Price to the Company, net of any amounts specified in writing by the Company to be paid directly by the Escrow Agent on the Company’s behalf out of such proceeds, which amounts shall be so directed by the Escrow Agent as of the Closing Date. It is hereby agreed that, in the event that the Escrow Agent receives the Purchase Price from the Investor (in available funds) but thereafter fails for any reason to comply with its obligation to forward such funds to the Company pursuant to this provision, the Company shall be obligated to the Investor pursuant to to this Agreement and the Registration Rights Agreement as if the Company had received such funds.

3.6 Further Assurances. The Company and the Investor shall, upon request, on or after the Closing Date, cooperate with each other by furnishing any additional information, executing and delivering any additional documents and/or other instruments and doing any and all such things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF COMPANY

        The Company represents and warrants to the Investor (which warranties and representations shall survive the Closing regardless of what examinations, inspections, audits and other investigations the Investor has heretofore made or may hereinafter make with respect to such warranties and representations) as follows:

4.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified to do business in any other jurisdiction by virtue of the nature of the businesses conducted by it or the ownership or leasing of its properties, except where the failure to be so qualified will not, when taken together with all other such failures, have a Material Adverse Effect on the business, operations, properties, assets, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

4.2 Articles of Incorporation and By-Laws. The articles of incorporation and by-laws of the Company, as amended and/or restated to date, which have been filed with the Securities and Exchange Commission are a complete and correct copy of such document as in effect on the date hereof and as of the Closing Date.

4.3 Capitalization.

        4.3.1 As of the date hereof, the authorized and outstanding capital stock of the Company, and the other outstanding securities of the Company, (without giving effect to the transactions contemplated hereby) consists of the following:

Common Stock

         Total Authorized............................................
         Total Outstanding...........................................

Preferred Stock

         Total Authorized
                  Blank Check...........................................
                  Series A Convertible..............................
                  Series B Convertible...............................
         Total Outstanding...........................................
                  Series A Convertible..............................
                  Series B Convertible..............................

Convertible Debt Securities

         Promissory Notes (into Common Stock @ $.10 per share)

Options (exercisable for Common Stock)

         In-The-Money................................................
         At-The-Money...............................................
         Out-of-The-Money.........................................

Warrants (exercisable for Common Stock)

         In-The-Money................................................
         At-The-Money...............................................
Out-of-The-Money........................................	50,000,000 Shares 24,362,063 Shares 5,000,000 Shares 20,000 Shares 350,000 Shares -0- -0- -0- $90,0000 1,000,000 Shares -0- 1,565,000 Shares 200,000 Shares -0 - 975,000 Shares

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

        All shares of capital stock have been duly authorized and, with respect to those shares that are outstanding as of the date hereof, are validly issued, fully paid and non assessable, and free of preemptive rights.

        4.3.2 Except as set forth above (without giving effect to the transactions contemplated hereby), as of the Closing Date, there are not outstanding any options, warrants, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any class of capital stock of the Company, or agreements, understandings or arrangements to which the Company is a party, or by which the Company is or may be bound, to issue additional shares of its capital stock or options, warrants, scrip or rights to subscribe for, calls or commitment of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of any class of its capital stock. The Company agrees to inform the Investor in writing of any additional warrants granted prior to the Closing Date.

        4.3.3 The Company on the Closing Date (i) will have full right, power, and authority to sell, issue, and deliver to the Investor the Purchase Shares and, subject to obtaining the authorization of its shareholders to increase the authorized number of shares of Common Stock and thereafter appropriately amending its articles of incorporation to effect such increase, and to the extent exercised, the Warrant Shares, in each case free and clear of all liens, charges, claims, options, pledges, restrictions, and encumbrances whatsoever; and (ii) upon delivery of and payment by the Investor of the Purchase Price to the Company as of Closing, the Investor will acquire good and marketable title to such securities, free and clear of all liens, charges, claims, options, pledges, restrictions, and encumbrances whatsoever.

4.4 Authority. Except as otherwise provided for herein, the Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company is necessary to authorize this Agreement or to consummate the transactions contemplated hereby except as disclosed in this Agreement. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally and general principles of equity.

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

4.5 No Conflict. The execution and delivery of this Agreement by the Company does not, and the performance by the Company of its obligations hereunder will not: (i) conflict with or violate the Articles of Incorporation or By-Laws of the Company; (ii) conflict with, breach or violate any federal, state, foreign or local law, statute, ordinance, rule, regulation, order, judgment or decree (collectively, “Laws”) in effect as of the date of this Agreement and applicable to the Company; or (iii) result in any breach of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, give to any other entity any right of termination, amendment, acceleration or cancellation of, require payment under, or result in the creation of a lien or encumbrance on any of the properties or assets of the Company pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company is a party or by the Company or any of its properties or assets is bound. Excluding from the foregoing are such violations, conflicts, breaches, defaults, terminations, accelerations, creations of liens, or incumbency that would not, individually or in the aggregate, have a Material Adverse Effect.

4.6 Report and Financial Statements. The Company’s Annual Report on Form 10-KSB for the period ending December 31, 2003 filed (by way of amendment) on May 13, 2004 with the SEC contains the audited financial statements of the Company as of December 31, 2003 and the Company’s Quarterly Report on Form 10-QSB for the period ending March 31, 2004 filed on May 17, 2004 with the SEC contains the audited financial statements of the Company as of March 31, 2004 (together, the “Financial Statements”). Each of the balance sheets contained in or incorporated by reference into the Financial Statements (including the related notes and schedules thereto) fairly presented the financial position of the Company as of its date, and each of the statements of income and changes in stockholders’ equity and cash flows or equivalent statements in the Financial Statements (including any related notes and schedules thereto) fairly presents and will fairly present the results of operations, changes in stockholders’ equity and changes in cash flows, as the case may be, of the Company for the periods to which they relate, in each case in accordance with United States generally accepted accounting principles (“U.S. GAAP”) consistently applied during the periods involved, except in each case as may be noted therein, subject to normal year-end audit adjustments in the case of unaudited statements. The books and records of the Company have been, and are being, maintained in all material respects in accordance with U.S. GAAP and any other applicable legal and accounting requirements and reflect only actual transaction.

4.7 Compliance with Applicable Laws. The Company is not in violation of, or, to the knowledge of the incumbent officers or directors of the Company under investigation with respect to, or has been given notice or has been charged with the violation of any Law of a governmental agency, except for violations which individually or in the aggregate do not have a Material Adverse Effect.

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

4.8 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

4.9 SEC Documents. The Company is a reporting company under the 1934 Act and has made available to the Investor after demand true and complete copies of any requested SEC Documents. The Common Stock is registered pursuant to Section 12 of the 1934 Act, and the Common Stock is listed and traded on the OTC Bulletin Board Market of the National Association of Securities Dealers, Inc. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing. The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act, and rules and regulations of the SEC promulgated thereunder, and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.10 Litigation. To the knowledge of the incumbent officers and directors of the Company, no litigation, claim, or other proceeding before any court or governmental agency is pending or threatened against Findex the outcome of which might result in a Material Adverse Effect.

4.11 Exemption from Registration. Subject to the accuracy of the Investor’ representations in Article V and in the Investor Questionnaire, except as required pursuant to the Registration Rights Agreement, the sale of the Securities will not require registration under the 1933 Act and/or any applicable state securities law. Upon due exercise of all or any part of Warrant A and/or Warrant B, if at all, the Warrant Shares will be duly and validly issued, fully paid, and non-assessable. The Company is issuing the Securities in accordance with and in reliance upon the federal exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D as promulgated by the SEC under the 1933 Act, and/or Section 4(2) of the 1933 Act.

4.12 No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its Affiliates nor, to the knowledge of the Company, any Person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D as promulgated by the SEC under the 1933 Act) or general advertising with respect to the sale of the Securities, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Securities under the 1933 Act with respect to the sale of the Securities, except as required herein.

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

4.13 No Material Adverse Change. Since March 31, 2004, (i) no Material Adverse Effect has occurred or come to exist with respect to the Company that has been required to, but has not, been disclosed in the SEC Documents, (ii) no material supplier has given notice, oral or written, that it intends to cease or reduce the volume of its business with the Company from historical levels, or (iii) no event or circumstance has occurred or come to exist with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under any applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in writing to the Investor.

4.14 Material Non-Public Information. The Company has not disclosed to the Investor any material non-public information that (i) if disclosed, would reasonably be expected to have a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

4.15 Internal Controls And Procedures. The Company maintains books and records and internal accounting controls which provide reasonable assurance that (i) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are executed with management’s authorization; (ii) the recorded accounting of the Company’s consolidated assets is compared with existing assets at regular intervals; (iii) access to the Company’s consolidated assets is permitted only in accordance with management’s authorization; and (iv) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

4.16 Full Disclosure. No representation or warranty made by the Company in this Agreement and no certificate or document furnished or to be furnished to the Investor pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor represents and warrants to the Company that:

5.1 Organization and Standing of the Investor. The Investor is a limited partnership organized and in good standing under the laws of the State of Delaware. The state in which any offer to purchase shares hereunder was made or accepted by the Investor is the State of New York. The Investor was not formed solely for the purpose of investing in the Securities.

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

5.2 Authorization and Power. All action on the part of the Investor necessary for the authorization, execution, and delivery of this Agreement and the agreements attached as exhibits hereto (such agreements being herein referred to as the “Ancillary Agreements”), the performance of all obligations of the Investor under each of the Agreement and the Ancillary Agreements, has been taken or will be taken prior to the Closing, and this Agreement and the Ancillary Agreements constitute (or will constitute upon the execution thereof) the valid and legally binding obligations of the Investor, enforceable in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application. The Investor has the requisite power to enter into and perform its obligations under this Agreement and the Ancillary Agreements.

5.3 No Conflicts. The execution, delivery and performance of this Agreement and the Ancillary Agreements, and the consummation by the Investor of the transactions contemplated hereby and thereby do not and will not (i) result in a violation of the Investor’s certificate of limited partnership, limited partnership agreement, or other internal governing agreements to the extent applicable, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Investor is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Investor or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a Material Adverse Effect on such Investor). The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Investor is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

5.4 Financial Risks. The Investor acknowledges that it is able to bear the financial risks associated with an investment in the Securities and that it has been given full access to such records of the Company and its subsidiaries and to the officers of the Company and such subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation. The Investor is capable of evaluating the risks and merits of an investment in the Securities by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters, and the Investor is capable of bearing the entire loss of its investment in the Securities.

5.5 Accredited Investor. The Investor is (i) an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities.

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

5.6 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Investor.

5.7 Knowledge of Company. The Investor and it’s advisors, if any, have been, upon request, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities. The Investor and it’s advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries.

5.8 Risk Factors The Investor understands that it’s investment in the Securities involves a high degree of risk and has read and fully understands those risk factors set forth in the Company’s Annual Report on Form 10-KSB for the period ending Decemeber 31, 2003. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities. The Investor represents and warrants that it is able to bear the complete loss of it’s investment in the Securities.

5.9 Investment Representation.. This Agreement is made with the Investor in reliance upon its representation to the Company, which by it’s execution of this Agreement is hereby confirmed, that the Purchase Shares and any Warrant Shares to be received by the Investor will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that it does not have any contract, undertaking, agreement, or arrangement with any Person to sell, transfer, or grant participation to such Person or to any third Person, with respect to any of the Purchase Shares and/or Warrant Shares.

5.10 Restricted Securities. The Investor understands that the Purchase Shares, Warrants, and any unregistered Warrant Shares that it is purchasing constitute, or will constitute, “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the 1933 Act, except in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 under the 1933 Act, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

5.11 Full Disclosure. No representation or warranty made by the Investor in this Agreement and no certificate or document furnished or to be furnished to the Company pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

5.12 Reimbursement of Due Diligence Expenses. The Company shall reimburse Investor for expenses incurred in conducting due diligence up to an aggregate maximum of $10,000; provided, however, that if no Closing shall occur, there shall be no reimbursement of any due diligence expenses.

ARTICLE VI

COVENANTS OF THE COMPANY

6.1.Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect in accordance with its terms and the Company shall comply in all material respects with the terms thereof.

6.2. Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to issue the Purchase Shares. The Company shall use its reasonable best efforts to cause to be authorized by its shareholders as soon as practicable an increase in the number of shares of Common Stock in order to provide the Company with sufficient authorized shares so as to be able to duly issue the Warrant Shares, amend its articles of incorporation thereafter as required to effect such increase, and keep available at all times as required under the terms of the Warrants, free of preemptive rights, such number of shares once authorized; provided, however, that, in the event that any such required shareholder approval is not obtained by December 31, 2004, then, and in such event, the Company shall be liable to the Investor for a daily pro-rated amount equal to thirty-six percent (36%) of the Purchase Price per annum thereafter until such approval is obtained and its articles of incorporation have been so amended to effect such increase; provided, however, that the Investor comply with its obligations under Section 7.4 hereof.

6.3. Listing of Common Stock. For so long as any of the Purchase Shares or Warrant Shares remain subject to the Registration Rights Agreement, the Company agrees to use its best efforts to maintain the listing of the Common Stock on a publicly traded market, including without limitation complying in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of any such publicly traded market.

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

6.4. Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(b) or (g) of the 1934 Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the 1934 Act, and will not take any action or file any document (whether or not permitted by the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the 1934 Act until the Investor has sold or otherwise duly transferred all of the Purchase Shares and Warrant A and Warrant B have either expired or been fully exercised and all Warrant Shares have been sold or otherwise duly transferred.

6.5. Corporate Existence; Conflicting Agreements. For so long as any of the Purchase Shares or Warrant Shares continue to be owned by the Investor, the Company will take all steps necessary to preserve and continue the corporate existence of the Company, and refrain from entering into any agreement, the terms of which would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other agreements attached as exhibits hereto.

6.6 Preferred Stock. On or prior to the Closing Date, the Company will cause to be cancelled all authorized shares of Preferred Stock of the Company. For a period of two years from the Closing, and provided that the Investor continues to own at least 8,000,000 shares of Common Stock, the Company will not issue any preferred stock.

6.7 Convertible Debt. On or prior to the Closing Date, the Company will cause to be cancelled all convertible debt in the Company. For a period of two years from the Closing, , and provided that the Investor continues to own at least 8,000,000 shares of Common Stock, the Company will not issue any convertible debt.

6.8 Reset Equity Deals. On or prior to the Closing Date, the Company will cause to be cancelled any and all reset features related to any shares outstanding that could result in additional shares being issued. For a period of two years from the Closing, the Company will not enter into any transactions that have any reset features that could result in additional shares being issued.

6.9 Use of Proceeds. The Company will use the proceeds from the sale of the Securities (excluding amounts paid by the Company for legal and administrative fees in connection with the sale of the Securities) for repayment of debt, settlement of outstanding obligations (including without limitation contingent liabilities) and for working capital.

6.10 Preemptive Right. The Company shall extend a continuing right to the Investor to participate in any future equity financings consummated by the Company during the three (3) year period following the Closing at the offering price of any such financing and on the same terms and conditions as the investors in any such financing to an extent necessary to maintain its relative percentage ownership interest in the Company (without giving effect to any unexercised rights under the Warrants).

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

6.11 Price Adjustment.If, within the 24 months following the Closing Date, the Company closes on the sale of a note or notes, shares of Common Stock, or shares of any class of Preferred Stock at a price per share of Common Stock, or with a conversion right to acquire Common Stock at a price per share of Common Stock, that is less than the Purchase Price (as adjusted to the capitalization per share as of the Closing Date, following any stock splits, stock dividends, or the like) (collectively, the “Subsequent Purchase Price”), the Company shall make a post-Closing adjustment in the Purchase Price so that the effective price per share paid by the Investor at Closing is reduced to the Subsequent Purchase Price as applied to the Investor’s then current holdings. Within five (5) business days following the closing of the subsequent sale, the Company shall pay to the Investor, in cash or in kind at the election of the Investor, the product of the number of Shares owned by Investor on the date of the subsequent sale times the difference between the Purchase Price and the Subsequent Purchase Price. Payment shall be made in the form of shares of Common Stock based on the last sale price of the Common Stock as of the date of the triggering issuance hereunder.

6.12 Insider Lock-Up. The Company shall prohibit any Insiders from selling any of their Common Stock for a period of one (1) year from the Closing.

6.13 Insider Voting. In connection with any shareholder vote or shareholder consent solicited by the Company in order to comply with the covenant of the Company contained in Section 6.2 to bring about an increase in the authorized number of shares of Common Stock of the Company, the Company shall cause all Insiders who beneficially own shares of Common Stock to vote such shares “FOR,” or otherwise in favor of, any such proposal.

ARTICLE VII

COVENANTS OF THE INVESTOR

7.1 Compliance with Law. The Investor’s trading activities with respect to the Purchase Shares and any Warrant Shares will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of any public trading market on which the Company’s Common Stock is or may be listed.

7.2 Transfer Restrictions. The Investor acknowledges that (1) neither the Purchase Shares, Warrant A, Warrant B, or the Warrant Shares have been registered under the provisions of the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Investor shall have delivered to the Company an opinion from counsel reasonably satisfactory to the Company, and in form, scope and substance reasonably satisfactory to the Company, to the effect that the Purchase Shares, Warrant A, Warrant B, and/or any such Warrant Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; and (2) any sale of the Purchase Shares, Warrant A, Warrant B, and/or Warrant Shares made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

7.3 Restrictive Legend. The Investor acknowledges and agrees that, until such time as the Purchase Shares or any Warrant Shares have been registered under the 1933 Act and sold in accordance with an effective Registration Statement, certificates and other instruments representing any of such shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such securities):

“THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.”

7.4 Voting of Common Shares. In connection with any shareholder vote or shareholder consent solicited by the Company in order to comply with the covenant of the Company contained in Section 6.2 to bring about an increase in the authorized number of shares of Common Stock of the Company, the Investor shall vote any shares of Common Stock then held by it “FOR,” or otherwise in favor of, any such proposal.

ARTICLE VIII

CONDITIONS PRECEDENT TO THE COMPANY’S OBLIGATIONS

The obligation of the Company to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date, of the following conditions:

8.1 No Termination. This Agreement shall not have been terminated pursuant to Article X hereof.

8.2 Representations True and Correct. The representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date.

8.3 Compliance with Covenants. The Investor shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or on the Closing Date.

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

8.4 No Adverse Proceedings. On the Closing Date, no action or proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.

ARTICLE IX

CONDITIONS PRECEDENT TO INVESTOR’S OBLIGATIONS

The obligation of the Investor to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date, of the following conditions:

9.1 No Termination. This Agreement shall not have been terminated pursuant to Article X hereof.

9.2 Representations True and Correct. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date.

9.1 Compliance with Covenants . The Company shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or on the Closing Date.

9.4 No Adverse Proceedings. On the Closing Date, no action or proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.

ARTICLE X

TERMINATION, AMENDMENT AND WAIVER

10.1 Termination. This Agreement may be terminated at any time prior to the Closing Date:

    (i)        by mutual written consent of the Investor and the Company; or

    (ii)        by the Company upon a material breach of any representation, warranty, covenant or agreement on the part of the Investor set forth in this Agreement, or the Investor upon a material breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company or the Investor, respectively, shall have become untrue, in either case such that any of the conditions set forth in Article VIII or Article IX hereof would not be satisfied (a “Terminating Breach”), and such breach shall, if capable of cure, not have been cured within fifteen (15) business days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach.

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

10.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Paragraph 10.1 hereof, there shall be no liability on the part of the Company or the Investor or any of their respective officers, directors, general partners, agents or other representatives and all rights and obligations of any party hereto shall cease.

10.3 Amendment. This Agreement may be amended by the parties hereto any time prior to the Closing Date by an instrument in writing signed by the parties hereto.

10.3 Waiver. At any time prior to the Closing Date, the Company or the Investor, as appropriate, may: (a) extend the time for the performance of any of the obligations or other acts of other party or; (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto which have been made to it or them; or (c) waive compliance with any of the agreements or conditions contained herein for its or their benefit. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound hereby.

ARTICLE XI

GENERAL PROVISIONS

11.1 Transaction Costs. Except as otherwise provided herein, each of the parties shall pay all of his or its costs and expenses (including attorney fees and other legal costs and expenses and accountants’ fees and other accounting costs and expenses) incurred by that party in connection with this Agreement.

11.2 Indemnification. The Investor agrees to indemnify, defend and hold the Company and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney’s fees, that it shall incur or suffer, which arise out of or result from any breach of this Agreement by such Investor or failure by such Investor to perform with respect to any of its representations, warranties or covenants contained in this Agreement or the Ancillary Agreements; provided, however, that (i) any single claim made hereunder involve liability of no less than $25,000, and (ii) that any such liability, individually or in the aggregate, not exceed the Purchase Price.. The Company agrees to indemnify, defend and hold the Investor and it’s general partner and the officers or managing partners thereof, harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney’s fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement or failure by the Company to perform with respect to any of its representations, warranties or covenants contained in this Agreement or the Ancillary Agreements; provided, however, that (i) any single claim made hereunder involve liability of no less than $25,000, and (ii) that any such liability, individually or in the aggregate, not exceed the Purchase Price.

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

11.3 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4 Entire Agreement. This Agreement (together with all Schedules and Exhibits) constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between or among the parties, or any of them, with respect to the subject matter hereof.

11.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows (or to such other address as may be provided by one party to the other following the Closing Date in accordance with this provision) :

If to Findex:

         Findex.com, Inc.
         11204 Davenport Street, Suite 200
         Omaha, NE 68154
         Att: Steven Malone

         Facsimile: 402-778-5763

With a copy to:

         Membrado Montell, LLP
         535 West 34th Street, Suite 201
         New York, NY 10001
         Att: Michael M. Membrado

         Facsimile: 646-792-2258

If to the Investor:

         Barron Partners, LP
         730 Fifth Avenue, 9th Floor
         New York, NY 10019
         Att: Andrew Barron Worden, Managing Partner

         Facsimile: 646-607-2223

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

11.6 Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any such term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

11.7 Binding Effect. All the terms and provisions of this Agreement whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

11.8 Preparation of Agreement. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.

11.9 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to applicable principles of conflicts of law.

11.10 Jurisdiction. If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the state courts of the State of Nevada. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

11.11 Preparation and Filing of Securities and Exchange Commission Filings. The Investor shall reasonably assist and cooperate with the Company in the preparation of all filings with the SEC after the Closing Date.

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

11.12 Further Assurances, Cooperation. Each party shall, upon reasonable request by the other party, execute and deliver any additional documents necessary or desirable to complete the transactions herein pursuant to and in the manner contemplated by this Agreement. The parties hereto agree to cooperate and use their respective best efforts to consummate the transactions contemplated by this Agreement.

11.13 Survival The representations and warranties contained herein shall survive the closing for a period of one (1) year. The covenants and other agreements contained herein shall survive in accordance with their respective terms.

11.14 Third Parties Except as disclosed in this Agreement, nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective administrators, executors, legal representatives, heirs, successors and assignees. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

11.15 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

11.16 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

[SIGNATURES ON FOLLOWING PAGE]

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

        IN WITNESS WHEREOF, the Investor and the Company have as of the date first written above executed this Agreement.

FINDEX, INC.

________________________
By: Steven Malone

Title: President & Chief Executive Officer

BARRON PARTNERS, LP

________________________
By: Andrew Barron Worden
Title: President,
          Barron Capital Advisors, LLC (a Delaware limited liability company),
          General Partner

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

Exhibit A

Form of Warrant A

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE “1933 ACT”). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES THAT SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR ASSIGNED OR TRANSFERRED EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT BUT ONLY UPON THE HOLDER HEREOF FIRST HAVING OBTAINED A WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IS IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A CERTAIN STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND BARRON PARTNERS, LP DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS TO WHICH THIS WARRANT MAY BE SUBJECT.

_________________

FINDEX.COM, INC

COMMON STOCK PURCHASE WARRANT
(“WARRANT”)

Number of Common Shares: 10,937,500

Expiration Date: ________, 2009

Exercise Price per Share: $0.18

        FINDEX.COM INC., a company organized and existing under the laws of the State of Nevada (the “Company”), hereby certifies that, for value received, Barron Partners LP, a limited partnership organized under the laws of the State of Delaware, or its registered permitted assigns (the “Warrant Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to ten million nine hundred and thirty-seven thousand five hundred (10,937,500) shares (the “Warrant Shares”) of common stock, $0.001 par value (the “Common Stock”), of the Company (each, a “Warrant Share” and, collectively, the “Warrant Shares”) at a price per Warrant Share of $0.18, as adjusted from time to time as provided in Section 7 hereof (the “Exercise Price”) at any time and from time to time from and after _________, 2004 (the “Issue Date”), and through and including 5:00 p.m. New York City time on _________, 2009 (the “Expiration Date”), and subject to the following terms and conditions:

    1.           Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

    2.           Investment Representation. The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from the registration requirements of the 1933 Act and in accordance with federal and state securities laws. If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof. For purposes hereof, “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

    3.           Validity of Warrant and Issuance of Warrant Shares. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

    4.           Registration of Transfers and Exchange of Warrant.

              a.       Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer by the Holder of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 9. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (including the legend on the face hereof) (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

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              b.       This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 9 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

    5.         Exercise of Warrants.

              a.       Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 9, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 10 business days after the Date of Exercise [as defined herein]) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as imposed by the Company in accordance with the 1933 Act. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

              b.       A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

              c.       This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

              d.       (i) Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

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Net Number = (A x (B — C))/B

(ii)	For purposes of the foregoing formula:

A=	the total number shares with respect to which this Warrant is then being exercised.

B=	the last reported sale price (as reported by Bloomberg) of the Common Stock on the date immediately preceding the date of the Exercise Notice.

C=	the Warrant Exercise Price then in effect at the time of such exercise.

              e.                      The holder of this Warrant agrees not to elect for a period of one (1) year a Cashless Exercise. The holder of this Warrant also agrees not to elect a Cashless Exercise so long as there is an effective registration statement for the shares underlying this Warrant.

    6.           Call by the Company. This Warrant may be called by the Company at any time for a period of one (1) year following the date one hundred and eighty-five (185) days after the Issue Date if the closing public market price per share of the Company’s common stock is equal to or in excess of the callable price of $.50 per share for a period of twenty (20) consecutive days and there is an effective Registration Statement covering the shares of Common Stock underlying this Warrant (“Automatic Exercise”) during such twenty (20) consecutive day period. Upon occurrence of the Automatic Exercise, the Company shall provide the Holder with notice of such Automatic Conversion (“Automatic Exercise Notice”). Upon receipt of the Automatic Exercise Notice, the Holder must (i) exercise, in whole or in part, this Warrant within ten (10) days; or (ii) notify the Company of its intent to transfer this Warrant pursuant to Section 4 of this Warrant. In the event that the Warrant Holder elects to transfer this Warrant pursuant to Section 4 of this Warrant, then the subsequent Warrant Holder shall be required to exercise this Warrant on or before the twentieth (20th) business day after notification of intent to transfer this Warrant. Upon any such exercise, the Warrant Holder must deliver to the Company on or before 5:00 p.m., Eastern Time, on the required date, (i) the Form of Election to Purchase properly executed and completed by the Warrant Holder (ii) consideration, in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares specified in the Automatic Exercise Notice, and (iii) this Warrant. If the Warrant Holder does not exercise this Warrant within twenty (20) business days from receipt of the Automatic Exercise Notice or, in the event that this Warrant has been transferred pursuant to Section 4 of this Warrant, the subsequent Warrant Holder does not exercise this Warrant within thirty (30) days after notification of intent to transfer this Warrant, then this Warrant will expire.

    7.           Adjustment of Exercise Price and Number of Shares. The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative:

              a.              Adjustment for Stock Splits, Certain Stock Dividends, Recapitalizations, Etc. The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted and readjusted as necessary to reflect any stock split, combination of shares, stock dividend (other than one charged to earnings of the Company), reclassification, recapitalization, or other similar event affecting the number of outstanding shares of stock or securities.

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              b.              Adjustment for Reorganization, Consolidation, Merger, etc. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a “Reorganization”), then, in each case, the Warrant Holder, upon exercise hereof at any time after the consummation or effective date of such Reorganization (the “Effective Date”), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant prior to the Effective Date, the stock and other securities and property (including cash) to which the Warrant Holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

              c.           Certificate as to Adjustments. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the Warrant Holder in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

              d.           The Company fails to meet certain 2004 earnings per share projections. In the event the Company earns between $.036 and $.000001 per share (where such earnings in this paragraph shall always be defined as earnings on a pretax primary shares outstanding basis as reported for the fiscal year ended December 31st 2004 from recurring operations before any non-recurring items), then, and in such event, the Exercise Price shall be reduced proportionately by 0% if the earnings are $.036 per share and by 90% if the earnings are $.000001 per share or less. By way of example, if the Company earns $.023 per share, or 50% below $.036 per share, then the Exercise Price shall be reduced in accordance with this provison by 50%. Any such reduction shall be made at the time the December 31st 2004 financial results are reported and shall be made based on then Exercise Price (as may have been adjusted on a cumulative basis through such date). In the event the Company earns below $.000001, or has a loss, the warrant exercise price shall be reduced by 90%.

              e.           The Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form below $.18 per share. In the event the Company sells any shares of Common Stock at a price less than $.18 per share, issues any convertible securities carrying a conversion price of less than $.18 per share, or grants any options or warrants carrying an exercise price of less than $.18 per share, then, and in such event,the Exercise Price shall be reduced proportionately on a weighted-average basis in relation to the number of shares sold, the number of shares any such convertible securities are convertible into, or the number of shares for which any such options or warrants are exercisable. Such reduction shall be made at the time such transaction is made, and shall be cumulative upon any other changes to the exercise of the Warrant that may already have been made.

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              f.           The Company fails to show at least $1.1 million in extraordinary profits from debts being retired. In the event the Company fails to show at least $1.1 million in cumulative extraordinary profits from debts being retired at discounts during the quarters ending June 30, 2004 and September 30th, 2004, the Exercise Price shall be reduced by seventy percent (70%). Such reduction shall be made at the time such transaction is made, and shall be cumulative upon any other changes to the exercise of the Warrant that may already have been made.

    8.           Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction, or (ii) round the number of Warrant Shares issuable, up to the next whole number.

    9.           Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third (3rd) business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to the Company:

         Findex.com, Inc.
         11204 Davenport Street, Suite 200
         Omaha, NB 68154
         Att: Steven Malone, Chief Executive Officer

         Facsimile: 402-778-5763

With a copy (except in the case of any exercises hereunder) to:

         Membrado Montell, LLP
         535 West 34th Street, Suite 201
         New York, NY 10001
         Att: Michael M. Membrado

         Facsimile: 646-792-2258

If to the Warrant Holder:

         Andrew Barron Worden
         Managing Partner
         Barron Partners LP
         730 Fifth Avenue, 9th Floor
         New York NY 10019

Facsimile: 646-607-2223

6

    10.        Miscellaneous.

              a.       This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing and signed by the Company and the Warrant Holder.

              b.       Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

              c.       This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof.

              d.       The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

              e.       In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceablilty of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

              f.       The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.

      FINDEX.COM, INC.

      By:_____________________________
      Name: Steven Malone
      Title: President & Chief Executive Officer

7

FORM OF ELECTION TO PURCHASE

To: FINDEX.COM INC.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock (“Common Stock”), $0.001 par value, of Findex.com, Inc and encloses an aggregate of $________________ in cash or certified or official bank check or checks, or common stock (or rights thereto), which sum/value represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

__________________________________________

__________________________________________

__________________________________________
(Please print name and address)

__________________________________________
(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

__________________________________________

__________________________________________

__________________________________________
(Please print name and address)

Dated:____________________________	Name of Warrant Holder:

(Print) ______________________________

(By:) ______________________________

(Name:) ______________________________

(Title:)______________________________

Signature must conform in all respects to name of
Warrant Holder as specified on the face of the
Warrant

8

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

Exhibit B

Form of Warrant B

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE “1933 ACT”). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES THAT SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR ASSIGNED OR TRANSFERRED EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT BUT ONLY UPON THE HOLDER HEREOF FIRST HAVING OBTAINED A WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IS IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A CERTAIN STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND BARRON PARTNERS, LP DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS TO WHICH THIS WARRANT MAY BE SUBJECT.

________________________

FINDEX.COM, INC

COMMON STOCK PURCHASE WARRANT

(“WARRANT”)

Number of Common Shares: 10,937,500

Expiration Date: ______, 2009

Exercise Price Per Share: $0.60

        FINDEX.COM INC., a company organized and existing under the laws of the State of Nevada (the “Company”), hereby certifies that, for value received, Barron Partners LP, a limited partnership organized under the laws of the State of Delaware, or its registered permitted assigns (the “Warrant Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to ten million nine hundred and thirty-seven thousand five hundred (10,937,500) shares (the “Warrant Shares”) of common stock, $0.001 par value (the “Common Stock”), of the Company (each, a “Warrant Share” and, collectively, the “Warrant Shares”) at a price per Warrant Share of $0.60, as adjusted from time to time as provided in Section 7 hereof (the “Exercise Price”) at any time and from time to time from and after _________, 2004 (the “Issue Date”), and through and including 5:00 p.m. New York City time on ___________, 2009 (the “Expiration Date”), and subject to the following terms and conditions:

      1.     Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

      2.     Investment Representation. The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from the registration requirements of the 1933 Act and in accordance with federal and state securities laws. If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof. For purposes hereof, “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

      3.     Validity of Warrant and Issuance of Warrant Shares. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

      4.     Registration of Transfers and Exchange of Warrant.

          a.        Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer by the Holder of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 9. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (including the legend on the face hereof) (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

2

          b.        This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 9 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

      5.     Exercise of Warrants.

          a.        Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 9, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 10 business days after the Date of Exercise [as defined herein]) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as imposed by the Company in accordance with the 1933 Act. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

          b.        A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

          c.        This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

          d.        (i) Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

3

Net Number = (A x (B - C))/B

(ii) For purposes of the foregoing formula:

         A= the total number shares with respect to which this Warrant is then being exercised.

         B= the last reported sale price (as reported by Bloomberg) of the Common Stock on the date immediately preceding the date of the Exercise Notice.

C= the Warrant Exercise Price then in effect at the time of such exercise.

          e.        The holder of this Warrant agrees not to elect for a period of one (1) year a Cashless Exercise. The holder of this Warrant also agrees not to elect a Cashless Exercise so long as there is an effective registration statement for the shares underlying this Warrant.

      6.     Call by the Company. This Warrant may be called by the Company at any time for a period of one (1) year following the date one hundred and eighty-five (185) days after the Issue Date if the closing public market price per share of the Company’s common stock is equal to or in excess of the callable price of $.60 per share for a period of twenty (20) consecutive days and there is an effective Registration Statement covering the shares of Common Stock underlying this Warrant (“Automatic Exercise”) during such twenty (20) consecutive day period. Upon occurrence of the Automatic Exercise, the Company shall provide the Holder with notice of such Automatic Conversion (“Automatic Exercise Notice”). Upon receipt of the Automatic Exercise Notice, the Holder must (i) exercise, in whole or in part, this Warrant within ten (10) days; or (ii) notify the Company of its intent to transfer this Warrant pursuant to Section 4 of this Warrant. In the event that the Warrant Holder elects to transfer this Warrant pursuant to Section 4 of this Warrant, then the subsequent Warrant Holder shall be required to exercise this Warrant on or before the twentieth (20th) business day after notification of intent to transfer this Warrant. Upon any such exercise, the Warrant Holder must deliver to the Company on or before 5:00 p.m., Eastern Time, on the required date, (i) the Form of Election to Purchase properly executed and completed by the Warrant Holder (ii) consideration, in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares specified in the Automatic Exercise Notice, and (iii) this Warrant. If the Warrant Holder does not exercise this Warrant within ten (10) days from receipt of the Automatic Exercise Notice or, in the event that this Warrant has been transferred pursuant to Section 4 of this Warrant, the subsequent Warrant Holder does not exercise this Warrant within twenty business (20) days after notification of intent to transfer this Warrant, then this Warrant will expire.

      7.     Adjustment of Exercise Price and Number of Shares. The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative:

          a.        Adjustment for Stock Splits, Certain Stock Dividends, Recapitalizations, etc. The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted and readjusted as necessary to reflect any stock split, combination of shares, stock dividend (other than one charged to earnings of the Company), reclassification, recapitalization, or other similar event affecting the number of outstanding shares of stock or securities.

4

          b.        Adjustment for Reorganization, Consolidation, Merger, etc. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a “Reorganization”), then, in each case, the Warrant Holder, upon exercise hereof at any time after the consummation or effective date of such Reorganization (the “Effective Date”), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant prior to the Effective Date, the stock and other securities and property (including cash) to which the Warrant Holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

          c.     Certificate as to Adjustments. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the Warrant Holder in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

          d.     The Company fails to meet certain 2004 earnings per share projections. In the event the Company earns between $.036 and $.000001 per share (where such earnings in this paragraph shall always be defined as earnings on a pretax primary shares outstanding basis as reported for the fiscal year ended December 31st 2004 from recurring operations before any non-recurring items), then, and in such event, the Exercise Price shall be reduced proportionately by 0% if the earnings are $.036 per share and by 90% if the earnings are $.000001 per share or less. By way of example, if the Company earns $.023 per share, or 50% below $.036 per share, then the Exercise Price shall be reduced in accordance with this provison by 50%. Any such reduction shall be made at the time the December 31st 2004 financial results are reported and shall be made based on then Exercise Price (as may have been adjusted on a cumulative basis through such date). In the event the Company earns below $.000001, or has a loss, the warrant exercise price shall be reduced by 90%.

          e.     The Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form below $.60 per share. In the event the Company sells any shares of Common Stock at a price less than $.60 per share, issues any convertible securities carrying a conversion price of less than $.60 per share, or grants any options or warrants carrying an exercise price of less than $.60 per share, then, and in such event,the Exercise Price shall be reduced proportionately on a weighted-average basis in relation to the number of shares sold, the number of shares any such convertible securities are convertible into, or the number of shares for which any such options or warrants are exercisable. Such reduction shall be made at the time such transaction is made, and shall be cumulative upon any other changes to the exercise of the Warrant that may already have been made.

5

          f.     The Company fails to show at least $1.1 million in extraordinary profits from debts being retired. In the event the Company fails to show at least $1.1 million in cumulative extraordinary profits from debts being retired at discounts during the quarters ending June 30, 2004 and September 30th quarter of 2004, the Exercise Price shall be reduced by seventy percent (70%). Such reduction shall be made at the time such transaction is made, and shall be cumulative upon any other changes to the exercise of the Warrant that may already have been made.

      8.     Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction, or (ii) round the number of Warrant Shares issuable, up to the next whole number.

      9.     Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third (3rd) business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to the Company:

         Findex.com, Inc.
         11204 Davenport Street, Suite 200
         Omaha, NB 68154
         Att: Steven Malone, Chief Executive Officer

         Facsimile: 402-778-5763

With a copy (except in the case of any exercises hereunder) to:

         Membrado Montell, LLP
         535 West 34th Street, Suite 201
         New York, NY 10001
         Att: Michael M. Membrado

         Facsimile: 646-792-2258

If to the Warrant Holder:

         Andrew Barron Worden
         Managing Partner
         Barron Partners LP
         730 Fifth Avenue, 9th Floor
         New York NY 10019

Facsimile: 646-607-2223

6

      10.     Miscellaneous.

          a.        This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing and signed by the Company and the Warrant Holder.

          b.        Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

          c.        This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof.

          d.        The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          e.        In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceablilty of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

          f.        The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.

FINDEX.COM, INC. By:______________________________ Name: Steven Malone Title: President & Chief Executive Officer

7

FORM OF ELECTION TO PURCHASE

To: FINDEX.COM INC.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock (“Common Stock”), $0.001 par value, of Findex.com, Inc and encloses an aggregate of $________________ in cash or certified or official bank check or checks, or common stock (or rights thereto), which sum/value represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

__________________________________________

__________________________________________

__________________________________________
(Please print name and address)

__________________________________________
(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

__________________________________________

__________________________________________

__________________________________________
(Please print name and address)

Dated:________________________	Name of Warrant Holder:

(Print) ___________________________________

(By:) _____________________________________

(Name:) ___________________________________

(Title:) __________________________________

Signature must conform in all respects to name of
Warrant Holder as specified on the face of the
Warrant

8

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

Exhibit C

Form of Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

        This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of _____ day of July, 2004 by and among Findex.com, Inc., a corporation organized and existing under the laws of the State of Nevada (“Findex” or the “Company”), and Barron Partners, LP, a limited partnership organized under the laws of the State of Delaware_(the “Investor”)

PRELIMINARY STATEMENT

        WHEREAS, pursuant to a certain Stock Purchase Agreement of even date herewith by and between the Company and the Investor (the “Stock Purchase Agreement”), as part of the consideration, the Investor shall receive shares of the Common Stock of the Company; and

        WHEREAS, the ability of the Investor to sell its shares of Common Stock is subject to certain restrictions under the 1933 Act; and

        WHEREAS, as a condition to the Stock Purchase Agreement, the Company has agreed to provide the Investor with a means to sell its shares of Common Stock in the future.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

ARTICLE I
INCORPORATION BY REFERENCE, SUPERSEDER, DEFINITIONS

1.1 Incorporation by Reference. The foregoing recitals, Schedule A and the Exhibits attached hereto and referred to herein, are hereby acknowledged to be true and accurate, and are incorporated herein by this reference.

1.2 Superseder. This Agreement, to the extent that it is inconsistent with any other instrument or understanding among the parties governing the affairs of the Company, shall supersede such instrument or understanding to the fullest extent permitted by law. A copy of this Agreement shall be filed at the Company’s principal office.

1.3 Definitions. Unless otherwise defined herein, capitalized terms contained herein shall have the meaning specifically set forth in the Stock Purchase Agreement.

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

ARTICLE II

REGISTRATION OBLIGATIONS

2.1 “Registrable Shares” means, collectively, the Purchase Shares, any Warrant Shares duly issued to the Investor pursuant to Warrant A and Warrant B, and any shares issued pursuant to the exercise of any preemptive rights under Section 6.10 of the Stock Purchase Agreement. As to any particular Registrable Shares, such securities will cease to be Registrable Shares upon the earlier of the point, if at all, at which (a) they have been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, (b) they are or may be freely traded without registration pursuant to Rule 144 under the 1933 Act (or any similar provisions that are then in effect), or (c) they have been otherwise transferred and new certificates for them not bearing a restrictive legend have been issued by the Company and the Company shall not have outstanding “stop transfer” instructions against them.

2.2 Initial Registration Obligation. Subject to the reasonable cooperation of the Investor, the Company shall (i) at its own expense, prepare and file with the SEC within sixty (60) days following the date hereof a registration statement (the “Initial Registration Statement”) covering, among other shares potentially, the resale of the Purchase Shares, and (ii) expeditiously apply its diligent good faith efforts thereafter to cause the Initial Registration Statement to be declared effective by the SEC as soon as practicable, but in no event later than one hundred and fifty (150) days from the date of filing.

2.3     Subsequent Registration Obligations.

        2.3.1 Subsequent Registration Statement. Subject to the reasonable cooperation of the Investor, within thirty (30) days following the date upon which it duly obtains the requisite authorization from its shareholders to increase its authorized number of common shares to an amount sufficient to enable it to lawfully issue and deliver the Warrant Shares, the Company shall at its own expense, either, at its option, (i) prepare and file with the SEC a subsequent registration statement (a “Subsequent Registration Statement”) covering the resale, among other shares potentially, of the Warrant Shares, (ii) amend the Initial Registration Statement as necessary so as to cover the Warrant Shares, or (iii) if the Initial Registration Stement can not be amended to cover all of the Warrant Shares, amend the Initial Registration Statement as necessary so as to cover as many Warrant Shares as practicable and prepare and file a Subsequent Registration Statement covering the resale, among other shares potentially, of the remaining Warrant Shares. To the extent that a Subsequent Registration Statement is filed pursuant to the foregoing, the Company shall expeditiously apply its diligent good faith efforts thereafter to cause such Subsequent Registration Statement to be declared effective by the SEC as soon as practicable, but in no event later than one hundred and fifty (150) days from the date of filing. To the extent that any of the Purchase Shares were not covered by the Initial Registration Statement for any reason, the Subsequent Registration Statement shall also cover the resale of any such unregistered Purchase Shares. To the extent that any of the Registrable Securities shall fail for any reason to have been included in either the Initial Registration Statement or the Subsequent Registration Statement, the Company shall be obligated to use its diligent good faith efforts to cause such Registrable Securities to be registered as soon as practicable.

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

    2.3.2         Incidental Registration Obligations.

    2.3.2.1              Generally. Provided that any Registrable Securities have not been registered at any time after the date hereof but before the second anniversary of the date hereof, and the Company proposes to register any of its securities under the 1933 Act (other than by a registration in connection with an acquisition in a manner which would not permit registration of Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto and other than pursuant to Section 2), on an underwritten basis (either best-efforts or firm-commitment), then, and in each such event, the Company will give prompt written notice to the Investor of its intention to do so and the Investor’s rights under this Section 2.3.2.1. Upon the written request of the Investor made within ten (10) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Investor and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the 1933 Act of the Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of such Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Investor and, thereupon, (i) in the case of a determination not to register, shall be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the registration expenses in connection therewith), without prejudice, however, to any other the rights of the Investor hereunder, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.3.2.1 shall relieve the Company of its obligation to effect any registration upon request under Sections 2.2 or 2.3.1. The Company will pay all registration expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.3.2.1.

    2.3.2.2               Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the 1933 Act as contemplated by Section 2.3.2.1 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Investor as provided in Section 2.3.2.1 and subject to the provisions of Section 2.3.2.3, use its commercially reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Investor among the securities to be distributed by such underwriters.

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

    2.3.2.3        Priority In Incidental Registrations. If the managing underwriter in any underwritten offering contemplated by Section 2.3.2.1 shall inform the Company of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first securities proposed by the Company to be sold for its own account, and (ii) second Registrable Securities and (iii) securities of other selling security holders requested to be included in such registration.

    2.3.2.4        Certain Requirements For Participation In Underwritten Offerings. The Investor shall not be permitted to participate in any underwritten offering under Section 2.3.2.2 unless the Investor (i) agrees to sell such it’s securities on the basis provided in any applicable underwriting arrangements and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements; provided, however, that no underwriting agreement (or other agreement in connection with such offering) shall require the Investor to make a representation or warranty to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by the Investor expressly for use in the related registration statement or representations, warranties or agreements regarding the Investor, the Investor’s Registrable Securities and the Investor’s intended method of distribution and any other representation required by law.

2.4 Registration Related Covenants of the Company. In connection with each registration statement filed pursuant to its registration obligations under Sections 2.2 and 2.3 above, the Company shall do the following:

    (i)        prepare and file with the SEC such amendments and supplements thereto as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered thereby until the earlier to occur of (i) the date thirty six (36) months following the date of this Agreement (subject to the right of the Company to suspend the effectiveness thereof for not more than ten (10) consecutive trading days or an aggregate of thirty (30) trading days during each year), or (ii) such time as all of the securities which are the subject of such registration statement cease to be Registrable Securities;

    (ii)        furnish to the Investor such number of conformed copies of such registration statement, together with any amendment and/or supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the 1933 Act, and such other documents as the Investor may reasonably request in order to facilitate the lawful public resale or other disposition of such Registrable Securities;

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

    (iii)        use its diligent good faith efforts to register or otherwise qualify all Registrable Securities covered by such registration statement under such other securities laws and blue sky laws as the Investor shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary to enable the Investor to consummate the resale or other disposition of such Registrable Securities; provided, however, that in no such event shall the Company be required hereunder to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iii) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

    (iv)        furnish to the Investor a signed counterpart, addressed to the Investor, and the underwriters, if any, of an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Investor) stating that the prospectus and any prospectus supplement forming a part of the Registration Statement does not contain any untrue statement of a material fact or omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

    (v)        notify the Investor promptly:

    (A)               when any such registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment thereto has been filed, and, with respect to such registration statement or any post-effective amendment thereto, when the same has been declared effective;

(B) of any request by the SEC for amendments or supplements to the registration statement or the prospectus or for additional information;

    (C)               of the issuance by the SEC of any stop-order suspending the effectiveness of any such registration statement or the initiation of any proceedings by any Person for that purpose of which the Company has knowledge; and

    (D)               of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

    (E)               any time a prospectus relating to such registration statement is required to be delivered under the 1933 Act to prospective purchasers, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

    (v)        upon request of the Investor, promptly furnish to the Investor such number of copies as may be reasonable of a supplement to, or an amendment of, the prospectus, as may be necessary so that, as thereafter delivered to the prospective purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

    (vi)        use its diligent good faith efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement as soon as practicable;

    (vii)        otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder; and

    (viii)        enter into such agreements as may be reasonably required by underwriters for the Investor and take such other actions as the Investor shall reasonably request in writing (at the expense of the Investors) in order to expedite or facilitate the disposition of such Registrable Securities; and

    (ix)        otherwise use its diligent good faith efforts to comply with all applicable rules and regulations of the SEC in connection with the foregoing.

2.5 Registration Statement Form and Plan of Distribution. Registrations under Section 2.2 and Section 2.3 shall be on Form SB-2 or such other appropriate registration form of the SEC as shall permit the disposition of such Registrable Shares in accordance with the intended method or methods of disposition specified in the applicable registration statement; provided, however, that such intended method of disposition shall not include an underwritten offering of such Registrable Shares. The Company hereby agrees that the Initial Registration Statement and the Subsequent Registration Statement shall include a plan of distribution section relating to any Registrable Shares reasonably acceptable to the Investor; provided, however, that any such plan of distribution section shall not be required to provide for the disposition of the Registrable Shares through an underwritten offering.

2.6 Liquidated Damages. To the extent that, (i) after sixty (60) days from the Closing Date, the Initial Registration Statement has not been filed with the SEC, (ii) after thirty (30) days following the date upon which the Company duly obtains the requisite authorization from its shareholders to increase its authorized number of common shares to an amount sufficient to enable it to lawfully issue and deliver the Warrant Shares, the Subsequent Registration Statement has not been filed with the SEC, (iii) after one hundred and eighty (180) days following the Closing Date, the Initial Registration Statement has not been declared effective by the SEC, or (iv) after two hundred and forty (240) days following the Closing Date, the Subsequent Registration Statement has not been declared effective by the SEC, then, and in such event, the Company shall be liable to the Investor in a daily pro-rated amount equal to thirty-six percent (36%) of the Purchase Price per annum thereafter until such registration statement is either so filed or declared effective, as the case may be; provided, however, that the Investor reasonably and promptly cooperates with all reasonable requests by the Company in relation to the preparation and prosecution of such registration statement. The Company acknowledges that the liquidated damages provided for herein constitute a reasonable estimate of the damages that would be incurred by the Investor in the event of the Company’s failure to fulfill the obligations specifically set forth above.

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

ARTICLE III

COMPANY COVENANTS RELATING TO RULE 144 ELIGIBILITY

The Company covenants that it shall timely file the reports required to be filed by it under the 1934 Act (including but not limited to Sections 13 and 15(d) thereof referred to in subparagraph (c) of Rule 144 adopted by the SEC under the 1933 Act) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of the Investor, make publicly available other information to the extent required from time to time) to enable such holder to sell the Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC if Rule 144 is repealed. From time to time upon the request of the Investor, the Company will deliver to the Investor a written statement as to whether it has complied with the requirements of this provision.

ARTICLE IV

INVESTOR COVENANTS RELATING TO SECURITIES COMPLIANCE

The Investor covenants that it shall, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (iv)(E) of Section 2.4 hereof, immediately discontinue any actions on its part, directly or indirectly, relating to any pending or contemplated disposition of Registrable Securities pursuant to a registration statement filed pursuant to Sections 2.2 or 2.3 hereof relating to such Registrable Securities until such time as the Investor receives from the Company copies of the supplemented or amended prospectus contemplated by subdivision (v) of Section 2.4 hereof and, if so directed by the Company, deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in the Investor’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

ARTICLE V

INDEMNIFICATION & CONTRIBUTION

5.1 Indemnification by the Company. In connection with any registration of Registrable Securities hereunder, the Company will, and hereby does agree to indemnify and hold harmless the Investor, its general partner and the principals thereof, against and in respect of any losses, claims, damages, liabilities or expenses, including interest, penalties and reasonable attorney’s fees, to which the Investor or any such general partner or principals becomes subject, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, contained in any registration statement under which such Registrable Securities were registered under the 1933 Act, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or contained in any filing under applicable state securities laws,; provided, however, that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission contained in any such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment, supplement, or contained in any such filing under applicable state securities laws, in reliance upon and in conformity with written information furnished to the Company by the Investor, and provided further that (i) any single claim made hereunder involve liability of no less than $25,000, and (ii) that any such liability, individually or in the aggregate, not exceed the Purchase Price..

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

5.2 Indemnification by the Investor. In connection with any registration of Registrable Securities hereunder, the Investor will, and hereby does agree to indemnify and hold harmless the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the 1933 Act (exclusive of the Investor itself or any of its affiliates) against and in respect of any losses, claims, damages, liabilities or expenses, including interest, penalties and reasonable attorney’s fees, to which the Company or any such directors, officers or other Persons becomes subject, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any breach of this Agreement or any untrue statement or alleged untrue statement of any material fact, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, contained in any registration statement under which such Registrable Securities were registered under the 1933 Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or contained in any filing under applicable state securities laws; provided, however, that any such statement, alleged statement, omission, or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Investor, , and provided further that (i) any single claim made hereunder involve liability of no less than $25,000, and (ii) that any such liability, individually or in the aggregate, not exceed the amount of net proceeds realized by the Investor in any offering of Registrable Securities hereunder..

5.3 Notices Of Claims, Etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 5.1 and Section 5.2 hereof, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Sections 5.1 and Section 5.2 hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

5.4 Indemnification Payments. The indemnification required by Sections 5.1 and Section 5.2 hereof shall be made as and when bills are received or expense, loss, damage or liability is incurred.

5.5 Contribution. If the indemnification provided for in Sections 5.1 and 5.2 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Investor or underwriter, as the case may be, on the other from the distribution of the Registrable Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Investor or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Investor or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the Investor or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Investor or by the underwriter and the parties’ relative intent, knowledge, access to information supplied by the Company, by the Investor or by the underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained herein, and in no event shall the obligation of any indemnifying party to contribute under this Section 5.5 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

        The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 5.5 were determined by pro rata allocation (even if the Investor and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

        Notwithstanding the provisions of this Section 5.5, neither the Investor nor any underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of the Investor, the net proceeds received by the Investor from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Investor or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE VI

MISCELLANEOUS

6.1 Company Authority; Required Consents. The Company represents and warrants to the Investor that, except for its having obtained shareholder approval for an increase in its authorized common shares sufficient to issue the Warrant Shares, the Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company is necessary to authorize this Agreement or to consummate the transactions contemplated hereby, except as specifically disclosed herein. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally and general principles of equity. The Company has obtained all necessary waivers, consents and authorizations necessary to execute and perform its obligations under this Agreement.

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

6.2 Amendments and Waivers. This Agreement may be amended only by a written instrument executed by each of the parties. Any waiver of any provision hereof shall only be effective if in writing and signed by the party providing such waiver.

6.3 Notices. Except as otherwise provided in this Agreement, all notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (a) in accordance with the notice requirements set forth in Section 11.5 of the Stock Purchase Agreement, or (b) in the case of any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company .

6.4 Binding Effect; Assignment. All the terms and provisions of this Agreement whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns The registration rights of the Investor contained in this Agreement shall be assignable by the Investor to any subsequent holder of Registrable Securities; provided, however, that any such subsequent holder (i) acquired such Registrable Securities in a resale transaction exempt from registration under the 1933 Act, and (ii) agrees in writing to be bound by all of the provisions of this Agreement otherwise applicable to the Investor in connection with such Registrable Securities.

6.5 Descriptive Headings. The descriptive headings of the several articles and sections of this Agreement are included for reference only and shall not limit or otherwise affect the meaning of the articles or sections to which they apply.

6.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to applicable principles of conflicts of law.

6.7 Jurisdiction. If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the State Courts of Nevada. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorney’s fees.

6.8 Entire Agreement. The Stock Purchase Agreement and this Agreement embody the entire agreement and understanding between the parties relating to the subject matter hereof and, together, supercede all prior agreements and understandings relating to such subject matter.

6.9 Severability. If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

6.10 Preparation of Agreement. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.

6.11 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

6.12 Counterparts; Facsimiles as Originals. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but each of which taken together shall constitute one and the same agreement. A facsimile copy of this signed Agreement shall have the same legal effect as if an original..

[SIGNATURES ON FOLLOWING PAGE]

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

        IN WITNESS WHEREOF, the Investors and the Company have as of the date first written above executed this Agreement.

FINDEX.COM, INC.

_____________________________
By: Steven Malone
Title: President & Chief Executive Officer

BARRON PARTNERS, LP

________________________________
By: Andrew Barron Worden
Title: President,
          Barron Capital Advisors, LLC (a Delaware limited liability company)
General Partner

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP

Exhibit D

Form of Investor Questionnaire

STOCK PURCHASE AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS, LP